Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	TGH
Entity Registrant Name	TEXTAINER GROUP HOLDINGS LTD
Entity Central Index Key	0001413159
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	48,318,058

Consolidated Balance Sheets (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 57,081	$ 56,819
Accounts receivable, net of allowance for doubtful accounts of $8,653 and $8,347 in 2010 and 2009, respectively	63,511	68,896
Net investment in direct financing and sales-type leases	19,117	17,225
Trading containers	404	1,271
Containers held for sale	2,883	9,756
Prepaid expenses	8,603	1,785
Deferred taxes	1,895	1,463
Due from affiliates, net		126
Total current assets	153,494	157,341
Restricted cash	15,034	6,586
Containers, net of accumulated depreciation of $361,791 and $343,513 at 2010 and 2009, respectively	1,437,259	1,061,866
Net investment in direct financing and sales-type leases	72,224	63,326
Fixed assets, net of accumulated depreciation of $8,820 and $8,512 at 2010 and 2009, respectively	1,804	1,986
Intangible assets, net of accumulated amortization of $27,441 and $20,897 at 2010 and 2009, respectively	60,122	66,692
Interest rate swaps	1,320	731
Other assets	5,950	1,495
Total assets	1,747,207	1,360,023
Current liabilities:
Accounts payable	6,296	9,078
Accrued expenses	11,988	9,740
Container contracts payable	98,731	13,140
Deferred revenue	6,855	7,948
Due to owners, net	17,545	14,141
Secured debt facility		16,500
Bonds payable	51,500	51,500
Total current liabilities	192,915	122,047
Revolving credit facility	104,000	79,000
Secured debt facility	558,127	313,021
Bonds payable	175,570	226,875
Deferred revenue	2,994	11,294
Interest rate swaps	13,581	8,971
Income tax payable	20,821	18,656
Deferred taxes	8,632	6,894
Total liabilities	1,076,640	786,758
Textainer Group Holdings Limited shareholders' equity:
Common shares, $0.01 par value. Authorized 140,000,000 shares; issued and outstanding 48,318,058 and 47,760,771 at 2010 and 2009, respectively	483	478
Additional paid-in capital	181,602	170,497
Accumulated other comprehensive loss	(52)	(111)
Retained earnings	401,849	329,449
Total Textainer Group Holdings Limited shareholders' equity	583,882	500,313
Noncontrolling interest	86,685	72,952
Total equity	670,567	573,265
Total liabilities and equity	$ 1,747,207	$ 1,360,023

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Accounts receivable, allowance for doubtful accounts	$ 8,653	$ 8,347
Containers, accumulated depreciation	361,791	343,513
Fixed assets, accumulated depreciation	8,820	8,512
Intangible assets, accumulated amortization	$ 27,441	$ 20,897
Common shares, par value	$ 0.01	$ 0.01
Common shares, Authorized	140,000,000	140,000,000
Common shares, issued	48,318,058	47,760,771
Common shares, outstanding	48,318,058	47,760,771

Consolidated Statements of Income (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues:
Lease rental income	$ 235,827	$ 189,779	$ 198,600
Management fees	29,137	25,228	28,603
Trading container sales proceeds	11,291	11,843	36,294
Gains on sale of containers, net	27,624	12,111	17,821
Total revenues	303,879	238,961	281,318
Operating expenses:
Direct container expense	25,542	39,062	25,709
Cost of trading containers sold	9,046	9,721	28,581
Depreciation expense	58,972	48,473	48,900
Amortization expense	6,544	7,080	6,979
General and administrative expense	21,670	20,304	20,991
Short-term incentive compensation expense	4,805	2,924	4,257
Long-term incentive compensation expense	5,318	3,575	3,148
Bad debt expense, net	145	3,304	3,663
Total operating expenses	132,042	134,443	142,228
Income from operations	171,837	104,518	139,090
Other income (expense):
Interest expense	(18,151)	(11,750)	(26,227)
Gain on early extinguishment of debt		19,398
Interest income	27	61	1,482
Realized losses on interest rate swaps and caps, net	(9,844)	(14,608)	(5,986)
Unrealized (losses) gains on interest rate swaps, net	(4,021)	11,147	(15,105)
Other, net	(1,591)	35	(203)
Net other (expense) income	(33,580)	4,283	(46,039)
Income before income tax and noncontrolling interest	138,257	108,801	93,051
Income tax (expense) benefit	(4,493)	(3,471)	871
Net income	133,764	105,330	93,922
Less: Net income attributable to the noncontrolling interest	(13,733)	(14,554)	(8,681)
Net income attributable to Textainer Group Holdings Limited common shareholders	$ 120,031	$ 90,776	$ 85,241
Net income attributable to Textainer Group Holdings Limited common shareholders per share:
Basic	$ 2.5	$ 1.9	$ 1.79
Diluted	$ 2.43	$ 1.88	$ 1.78
Weighted average shares outstanding (in thousands):
Basic	48,108	47,761	47,605
Diluted	49,307	48,185	47,827

Consolidated Statements of Shareholders' Equity and Comprehensive Income (USD $) In Thousands, except Share data	Common shares	Additional paid-in capital	Notes receivable from shareholders	Accumulated other comprehensive income (loss)	Retained earnings	Noncontrolling interest	Total
Beginning Balances (in shares) at Dec. 31, 2007	47,604,640
Beginning Balances at Dec. 31, 2007	$ 476	$ 163,753	$ (432)	$ 579	$ 239,740	$ 49,717	$ 453,833
Initial public offering expenses		(31)					(31)
Dividends to shareholders ( $0.99 in 2010, $0.92 in 2009 and $0.89 in 2008 per common share)					(42,368)		(42,368)
Restricted share units vested (in shares)	100
Long-term incentive compensation expense		3,022					3,022
Repayment of notes receivable from shareholders			432				432
Comprehensive income:
Net income attributable to Textainer Group Holdings Limited common shareholders					85,241		85,241
Net income attributable to noncontrolling interest						8,681	8,681
Foreign currency translation adjustments				(803)			(803)
Total comprehensive income							93,119
Ending Balances (in shares) at Dec. 31, 2008	47,604,740
Ending Balances at Dec. 31, 2008	476	166,744		(224)	282,613	58,398	508,007
Dividends to shareholders ( $0.99 in 2010, $0.92 in 2009 and $0.89 in 2008 per common share)					(43,940)		(43,940)
Restricted share units vested (in shares)	156,031
Restricted share units vested	2	(2)
Long-term incentive compensation expense		3,493					3,493
Tax benefit from restricted share units vested		262					262
Comprehensive income:
Net income attributable to Textainer Group Holdings Limited common shareholders					90,776		90,776
Net income attributable to noncontrolling interest						14,554	14,554
Foreign currency translation adjustments				113			113
Total comprehensive income							105,443
Ending Balances (in shares) at Dec. 31, 2009	47,760,771
Ending Balances at Dec. 31, 2009	478	170,497		(111)	329,449	72,952	573,265
Dividends to shareholders ( $0.99 in 2010, $0.92 in 2009 and $0.89 in 2008 per common share)					(47,631)		(47,631)
Restricted share units vested (in shares)	193,241
Restricted share units vested	2	(2)
Exercise of share options (in shares)	364,046
Exercise of share options	3	5,030					5,033
Long-term incentive compensation expense		5,457					5,457
Tax benefit from restricted share units vested		620					620
Comprehensive income:
Net income attributable to Textainer Group Holdings Limited common shareholders					120,031		120,031
Net income attributable to noncontrolling interest						13,733	13,733
Foreign currency translation adjustments				59			59
Total comprehensive income							133,823
Ending Balances (in shares) at Dec. 31, 2010	48,318,058
Ending Balances at Dec. 31, 2010	$ 483	$ 181,602		$ (52)	$ 401,849	$ 86,685	$ 670,567

Consolidated Statements of Shareholders' Equity and Comprehensive Income (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Dividends to shareholders, per common share	$ 0.99	$ 0.92	$ 0.89

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net income	$ 133,764	$ 105,330	$ 93,922
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	58,972	48,473	48,900
Bad debt expense, net	145	3,304	3,663
Unrealized losses (gains) on interest rate swaps, net	4,021	(11,147)	15,105
Amortization of debt issuance costs	4,399	2,176	2,693
Amortization of intangible assets	6,544	7,080	6,979
Amortization of acquired above-market leases	26	1,456	963
Amortization of deferred revenue	(7,082)	(4,462)
Amortization of unearned income on direct financing and sales-type leases	(7,853)	(8,625)	(5,855)
Gains on sale of containers, net	(27,624)	(12,111)	(17,821)
Gain on early extinguishment of debt		(19,398)
Share-based compensation expense	5,457	3,493	3,022
Decrease (increase) in:
Accounts receivable, net	(8,828)	(8,804)	(8,303)
Trading containers, net	867	325	2,214
Prepaid expenses and other current assets	(2,140)	1,538	2,444
Due from affiliates, net	126	(87)	(30)
Other assets	(1,561)	(805)	(2,249)
Increase (decrease) in:
Accounts payable	(2,782)	4,156	310
Accrued expenses	2,868	(210)	(903)
Deferred revenue	(2,311)	(3,581)
Due to owners, net	3,404	3,264	(7,142)
Long-term income tax payable	2,165	2,582	341
Deferred taxes, net	1,306	(185)	(1,844)
Total adjustments	30,119	8,432	42,487
Net cash provided by operating activities	163,883	113,762	136,409
Cash flows from investing activities:
Purchase of containers and fixed assets	(419,650)	(144,274)	(320,218)
Purchase of intangible assets		(13,795)	(106)
Proceeds from sale of containers and fixed assets	75,530	58,833	68,312
Receipt of principal payments on direct financing and sales-type leases	41,156	23,748	20,110
Net cash used in investing activities	(302,964)	(75,488)	(231,902)
Cash flows from financing activities:
Proceeds from revolving credit facility	152,000	186,000	77,500
Principal payments on revolving credit facility	(127,000)	(160,000)	(46,000)
Proceeds from secured debt facility	327,000	196,500	288,500
Principal payments on secured debt facility	(98,500)	(167,500)	(119,200)
Principal payments on bonds payable	(51,500)	(53,293)	(58,000)
Extinguishment of bonds payable		(20,234)
(Increase) decrease in restricted cash	(8,448)	9,521	635
Debt issuance costs	(11,670)	(112)	(3,129)
Initial public offering costs			(31)
Issuance of common shares upon exercise of share options	5,033
Repayments of notes receivable from shareholders			432
Dividends paid	(47,631)	(43,940)	(42,368)
Net cash provided by (used in) financing activities	139,284	(53,058)	98,339
Effect of exchange rate changes	59	113	(803)
Net increase (decrease) in cash and cash equivalents	262	(14,671)	2,043
Cash and cash equivalents, beginning of the year	56,819	71,490	69,447
Cash and cash equivalents, end of the year	57,081	56,819	71,490
Cash paid during the year for:
Interest and realized losses on interest rate swaps and caps, net	23,061	24,506	29,176
Income taxes	649	541	929
Supplemental disclosures of noncash investing activities:
Increase (decrease) in accrued container purchases	85,591	11,072	(26,329)
Containers placed in direct financing and sales-type leases	23,590	18,023	48,783
Intangible assets relinquished for container purchases		$ 3,378

Nature of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Nature of Business and Summary of Significant Accounting Policies
(1)	Nature of Business and Summary of Significant Accounting Policies

(a)	Nature of Operations

Textainer Group Holdings Limited (“TGH”) is incorporated in Bermuda. TGH is the holding company of a group of corporations, Textainer Group Holdings Limited and subsidiaries (the Company), involved in the purchase, management, leasing and resale of a fleet of marine cargo containers. The Company manages and provides administrative support to the affiliated and unaffiliated owners (the “Owners”) of the containers and structures and manages container leasing investment programs.

The Company conducts its business activities in three main areas: container ownership, container management and container resale. These activities are described below (also see Note 11 “Segment Information”).

Container Ownership

The Company’s containers consist primarily of standard dry freight containers, but also include special-purpose containers. These containers are financed through reinvested earnings, a revolving credit facility and a secured debt facility provided by banks, and bonds payable to investors. Expenses related to lease rental income include direct container expenses, depreciation expense and interest expense.

Container Management

The Company manages, on a worldwide basis, a fleet of containers for and on behalf of the Owners.

All rental operations are conducted worldwide in the name of the Company who, as agent for the Owners, acquires and sells containers, enters into leasing agreements and depot service agreements, bills and collects lease rentals from the lessees, disburses funds to depots for container handling, and remits net amounts, less management fees and commissions, to the Owners. Revenues, customer accounts receivable, fixed assets, depreciation and other operating expenses, and vendor payables arising from direct container operations of the managed portion of the Owners’ fleet have been excluded from the Company’s financial statements.

Management fees are typically a percentage of net operating income of each Owner’s fleet and consist of fees earned by the Company for services related to management of the containers, sales commissions and net acquisition fees earned on the acquisition of containers. Expenses related to the provision of management services include general and administrative expense, short-term and long-term incentive compensation expense and amortization expense.

Container Resale

The Company buys and subsequently resells used containers (trading containers) from third parties. Container sales revenue represents the proceeds on the sale of containers purchased for resale. Cost of containers sold represents only the cost of equipment purchased for resale that were sold as well as the related selling costs. The Company earns sales commissions related to the sale of the containers that it manages.

(b)	Principles of Consolidation

The consolidated financial statements of the Company include TGH and all its subsidiaries. All material intercompany balances have been eliminated in consolidation.

The majority of the container equipment included in the accompanying consolidated financial statements is owned by Textainer Marine Containers Limited (“TMCL”) in which the Company held a 84.42% and 83.92% economic ownership as of December 31, 2010 and 2009, respectively. TCG Fund I, L.P. held the remaining 15.58% and 16.08% economic ownership as of December 31, 2010 and 2009, respectively.

(c)	Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents are comprised of interest-bearing deposits or money market securities with original maturities of three months or less. The Company maintains cash and cash equivalents and restricted cash (see Note 12 “Commitments and Contingencies—Restricted Cash”) with various financial institutions. These financial institutions are located in the United States, Canada, Bermuda, Singapore, the United Kingdom, the Netherlands and Malaysia. A significant portion of the Company’s cash and cash equivalents and restricted cash is maintained with a small number of banks and, accordingly, the Company is exposed to the credit risk of these counterparties in respect of the Company’s cash and cash equivalents and restricted cash. Furthermore, the deposits maintained at some of these financial institutions exceed the amount of insurance provided on the deposits. Restricted cash is excluded from cash and cash equivalents and is included in long-term assets.

(d)	Intangible Assets

Intangible assets, consisting primarily of exclusive rights to manage container fleets, are amortized over the expected life of the contracts based on forecasted income to the Company. The contract terms range from 11 to 13 years. The Company reviews its intangible assets for impairment if events and circumstances indicate that the carrying amount of the intangible assets may not be recoverable. The Company compares the carrying value of the intangible assets to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying amount exceeds expected undiscounted cash flows, the intangible assets shall be reduced to their fair value.

(e)	Lease Rental Income

Leasing income arises principally from the renting of containers owned by the Company to various international shipping lines. Revenue is recorded when earned according to the terms of the container rental contracts. These contracts are typically for terms of five years or less and are generally classified as operating leases.

Under long-term lease agreements, containers are usually leased from the Company for periods of three to five years. Such leases are generally cancelable with a penalty at the end of each 12-month period. Under master lease agreements, the lessee is not committed to leasing a minimum number of containers from the Company during the lease term and may generally return the containers to the Company at any time, subject to certain restrictions in the lease agreement. Under long-term lease and master lease agreements, revenue is earned and recognized evenly over the period that the equipment is on lease. Under direct finance and sales-type leases, the containers are usually leased from the Company for the remainder of the container’s useful life with a bargain purchase option at the end of the lease term. Revenue is earned and recognized on direct finance leases over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases. Under sales-type leases, a gain or loss is recognized at the inception of the leases by subtracting the book value of the containers from the estimated fair value of the containers and the remaining revenue is earned and recognized over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases.

Container leases do not include step-rent provisions or lease concessions, nor do they depend on indices or rates.

The following is a schedule, by year, of future minimum lease payments receivable under the long-term leases as of December 31, 2010:

Year ending December 31:
2011	$130,587
2012	101,842
2013	82,680
2014	72,307
2015 and thereafter	57,187

Total future minimum lease payments receivable	$444,603

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its lessees to make required payments. These allowances are based on management’s current assessment of the financial condition of the Company’s lessees and their ability to make their required payments. If the financial condition of the Company’s lessees were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

(f)	Direct Container Expense

Direct container expense represents the operating costs arising from the containers owned by the Company and includes storage, handling, maintenance, Damage Protection Plan (“DPP”) repair, agent and insurance expense.

(g)	Containers Held for Resale

The Company, through one or more of its subsidiaries, buys trading containers for resale, which are valued at the lower of cost or market value. The cost of trading containers sold is specifically identified.

(h)	Foreign Currencies

A functional currency is determined for each of the entities within the Company based on the currency of the primary economic environment in which the entity operates. The Company’s functional currency, excluding its foreign subsidiaries, is the U.S. dollar. Assets and liabilities denominated in a currency other than the entity’s functional currency are re-measured into its functional currency at the balance sheet date with a gain or loss recognized in current year net income. Foreign currency exchange gains and losses that arise from exchange rate changes on transactions denominated in a foreign currency are recognized in net income as incurred. Foreign currency exchange (losses) gains, reported in direct container expense in the consolidated statements of income were  $(434),  $38, and  $17 for the years ended December 31, 2010, 2009 and 2008, respectively. For consolidation purposes, the financial statements are then translated into U.S. dollars using the current exchange rate for the assets and liabilities and a weighted average exchange rate for the revenues and expenses recorded during the year with any translation adjustment shown as an element of accumulated other comprehensive income (loss).

(i)	Containers and Fixed Assets

Capitalized container costs include the container cost payable to the manufacturer and the associated transportation costs incurred in moving the containers from the manufacturer to the containers’ first destined port. Containers purchased new are depreciated using the straight-line method over their estimated useful lives of 12 years to an estimated dollar residual value. Containers purchased used are depreciated based upon their remaining useful lives at the date of acquisition to an estimated dollar residual value. The Company evaluates the estimated residual values and remaining estimated useful lives on an ongoing basis. During several years prior to the year ended December 31, 2008, the Company experienced a significant increase in resale prices, as a result of (i) a lower number of containers available for sale due to higher utilization and (ii) the increased cost of new containers. Based on this extended period of higher container resale values and an expectation that new equipment prices will remain near current levels, the Company increased the estimated future residual values of its containers during 2008. These increases in residual values caused a decrease in depreciation expense of  $7,200 ( $6,984 after tax or  $0.15 per diluted share) for the year ended December 31, 2008. No such adjustment of residual values was necessary for the years ended December 31, 2010 and 2009 and these newest residual values were used for the years ended December 31, 2010 and 2009. Depreciation expense may fluctuate in future periods based on fluctuations in these estimates.

Fixed assets are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets, ranging from three to seven years.

The Company reviews its containers and fixed assets for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable. The Company compares the carrying value of the containers to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds expected future undiscounted cash flows, the assets are reduced to fair value. In addition, containers identified as being available for sale are valued at the lower of carrying value or fair value, less costs to sell.

The Company has evaluated the recoverability of the recorded amount of container rental equipment at December 31, 2010 and 2009, and determined that a reduction in the carrying values of containers held for continued use was not required, but a write-down in the value of certain containers identified for sale was required.

During the years ended December 31, 2010, 2009 and 2008, the Company recorded impairments of  $1,602,  $1,973 and  $546, which are included in depreciation expense in the consolidated statements of income, to write down the value of 4,244, 11,958 and 2,671 containers identified for sale, respectively, to their estimated fair value. The fair value was estimated based on recent gross sales proceeds. When containers are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized. At December 31, 2010 and 2009, the carrying value of 631 and 3,156 containers identified for sale included impairment charges of  $172 and  $628, respectively. The carrying value of these containers identified for sale amounted to  $376 and  $2,411 as of December 31, 2010 and 2009, respectively, and is included in containers held for sale in the consolidated balance sheets.

During the years ended December 31, 2010, 2009 and 2008, the Company recorded the following net gain on sales of containers, included in gains on sale of containers, net in the consolidated statements of income:

	2010		2009		2008
	Units	Amount	Units	Amount	Units	Amount
Gains on sale of previously written down containers, net	6,767	$3,337	9,221	$1,140	2,585	$1,339
Gains on sale of containers not written down, net	30,724	24,287	35,024	10,971	32,665	16,482

Gains on sales of containers, net	37,491	$27,624	44,245	$12,111	35,250	$17,821

If other containers are subsequently identified as available for sale, the Company may incur additional write-downs or may incur losses on the sale of these containers if they are sold. The Company will continue to evaluate the recoverability of recorded amounts of containers and a write-down of certain containers held for continued use and/or an increase in its depreciation rate may be required in future periods for some or all containers.

(j)	Income Taxes

The Company uses the asset and liability method to account for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded when the realization of a deferred tax asset is unlikely.

The Company also accounts for income tax positions by recognizing the effect on income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in the recognition or measurement are reflected in the period in which the change in judgment occurs. If there are findings in future regulatory examinations of the Company’s tax returns, those findings may result in additional income tax expense.

The Company records interest and penalties related to unrecognized tax benefits in income tax expense.

(k)	Maintenance and Repair Expense and Damage Protection Plan

The Company’s leases generally require the lessee to pay for any damage to the container beyond normal wear and tear at the end of the lease term. The Company offers a DPP to certain lessees of its containers. Under the terms of the DPP, the Company charges lessees an additional amount primarily on a daily basis and the lessees are no longer obligated for certain future repair costs for containers subject to the DPP. It is the Company’s policy to recognize these revenues as earned on a daily basis over the related term of its lease. The Company has not recognized revenue and related expense for customers who are billed at the end of the lease term under the DPP or for other lessees who do not participate in the DPP. Based on past history, there is uncertainty as to collectability of these amounts from lessees who are billed at the end of the lease term because the amounts due under the DPP are typically re-negotiated at the end of the lease term or the lease term is extended. The Company uses the direct expense method of accounting for maintenance and repairs.

(l)	Concentrations

Although substantially all of the Company’s income from operations is derived from assets employed in foreign countries, virtually all of this income is denominated in U.S. dollars. The Company does pay some of its expenses in various foreign currencies. For the years ended December 31, 2010, 2009 and 2008,  $8,796 or 34%,  $15,013 or 38% and  $9,791 or 38%, respectively, of the Company’s direct container expenses were paid in 18 different foreign currencies for the year ended December 31, 2010, 17 different foreign currencies for the year ended December 31, 2009 and 15 different foreign currencies for the year ended December 31, 2008. The Company does not hedge these container expenses as there are no significant payments made in any one foreign currency.

The Company’s customers are international shipping lines, which transport goods on international trade routes. Once the containers are on hire with a lessee, the Company does not track their location. The domicile of the lessee is not indicative of where the lessee is transporting the containers. The Company’s business risk in its foreign concentrations lies with the creditworthiness of the lessees rather than the geographic location of the containers or the domicile of the lessees. Except for one major lessee (Customer A) which made up 10.8%, 12.5% and 10.0% of the Company’s lease rental income for the years ended December 31, 2010, 2009 and 2008, respectively, no other single lessees made up greater than 10% of the Company’s lease rental income for each those years. One single lessee (Customer A) accounted for 13.5% of the Company’s accounts receivable, net as of December 31, 2010 and two single lessees (Customer B and Customer A) accounted for 19.4% and 16.1%, respectively, of the Company’s accounts receivable, net as of December 31, 2009.

Total fleet lease rental income differs from reported lease rental income in that total fleet lease rental income comprises revenue earned from leases on containers in the Company’s total fleet, including revenue earned by the Owners from leases on containers in its managed fleet, while the Company’s reported lease rental income only comprises income associated with its owned fleet. The Company’s largest customer represented approximately 11.1% and 12.1% of the Company’s total fleet’s 2010 and 2009 leasing billings, respectively. The Company had no other customer that individually accounted for over 10% of the lease billings of the Company’s total fleet in 2010 and 2009 and no customer that individually accounted for over 10% of the lease billings of the Company’s total fleet in 2008. The Company currently has containers on-hire to more than 400 customers. The Company’s customers are mainly international shipping lines, but the Company also leases containers to freight forwarding companies and the U.S. military. The Company’s five largest customers accounted for approximately 32.3%, 34.8% and 34.0% of the Company’s total fleet’s 2010, 2009 and 2008 leasing billings, respectively. For the fiscal years ended December 31, 2010, 2009 and 2008, revenue from the Company’s 25 largest container lessees by lease billings represented 76.7%, 74.8% and 75.9% of the Company’s total fleet’s container lease billings, respectively, with revenue from the Company’s single largest container lessee accounting for  $52.7 million,  $51.4 million and  $44.7 million or 11.1%, 12.1% and 9.8% of the Company’s total fleet’s container lease billings during the respective periods. A default by any of these major customers could have a material adverse impact on the Company’s business, results from operations and financial condition.

As of December 31, 2010 and 2009, approximately 95.1% and 95.8%, respectively, of the Company’ accounts receivable for its total fleet were from container lessees and customers outside of the U.S. As of December 31, 2010 and 2009, approximately 99.4% and 99.8% of the Company’s finance lease receivables for its total fleet were from container lessees and customers outside of the U.S. Except for the countries outside of the U.S. noted in the table below, customers in no other single countries made up greater than 10% of the Company’s total fleet container lease billings for the fiscal years ended December 31, 2010, 2009 and 2008.

Country	2010	2009	2008
People’s Republic of China	20.6%	18.8%	20.8%
France	11.4%	12.4%	n/a
Taiwan	n/a	10.7%	13.2%

(m)	Fair Value of Financial Instruments

The Company calculates the fair value of financial instruments and includes this additional information in the notes to the consolidated financial statements when the fair value is different from the book value of those financial instruments. The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, net investment in direct financing and sales-type leases, due from affiliates, net, container contracts payable, due to owners, net, debt and interest rate swaps. At December 31, 2010 and 2009, the fair value of the Company’s financial instruments approximates the related book value of such instruments except that, the fair value of net investment in direct financing and sales-type leases (including the short-term balance) was approximately  $88,904 and  $74,698 at December 31, 2010 and 2009, respectively, compared to a book value of  $91,341 and  $80,551 at December 31, 2010 and 2009, respectively, and the fair value of long-term debt (including current maturities) based on the borrowing rates available to the Company was approximately  $869,596 and  $639,591 at December 31, 2010 and 2009, respectively, compared to a book value of  $889,197 and  $686,896 at December 31, 2010 and 2009, respectively.

(n)	Derivative Instruments

The Company has entered into various interest rate swap and cap agreements to mitigate its exposure associated with its variable rate debt. The swap agreements involve payments by the Company to counterparties at fixed rates in return for receipts based upon variable rates indexed to the London Inter Bank Offered Rate (“LIBOR”). The differentials between the fixed and variable rate payments under these agreements are recognized in realized (losses) gains on derivative instruments, net in the consolidated statement of income.

As of the balance sheet dates, none of the derivative instruments is designated by the Company for hedge accounting. The fair value of the derivative instruments is measured at each balance sheet date and the change in fair value is recorded in the consolidated statements of income as unrealized (losses) gains on interest rate swaps, net.

(o)	Share Options and Restricted Share Units

The Company estimates the fair value of all employee share options awarded under its 2007 Share Incentive Plan (the “2007 Plan”) on the grant date using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company’s consolidated statements of income.

The Company uses the Black-Scholes-Merton (“Black-Scholes”) option-pricing model as a method for determining the estimated fair value for employee share option awards. Compensation expense for employee share awards is recognized on a straight-line basis over the vesting period of the award. Share-based compensation expense of  $5,457,  $3,493 and  $3,022 was recorded as a part of long-term incentive compensation for the years ended December 31, 2010, 2009 and 2008 for share options and restricted share units awarded to employees under the 2007 Plan.

(p)	Comprehensive Income (Loss)

The Company reports changes in equity from all sources. The Company discloses the effect of its foreign currency translation adjustment as a component of other comprehensive income (loss).

(q)	Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s management evaluates its estimates on an ongoing basis, including those related to the container rental equipment, intangible assets, accounts receivable, income taxes, and accruals.

These estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments regarding the carrying values of assets and liabilities. Actual results could differ from those estimates under different assumptions or conditions.

(r)	Reclassifications

Certain reclassifications of 2009 amounts have been made in order to conform with the 2010 financial statement presentation. On the Company’s consolidated balance sheet for the year ended December 31, 2009, containers, net of  $9,756 was reclassified to containers held for sale and containers for resale of  $1,271 was reclassified as trading containers. On the Company’s consolidated income statements for the years ended December 31, 2009 and 2008, gain on lost military containers, net of  $865 and  $2,252, respectively, was reclassified as  $918 and  $2,063 of trading container sales proceeds, respectively,  $761 and  $2,174 of gains on sale of containers, net, respectively, and  $814 and  $1,985 of cost of trading containers sold, respectively.

(s)	Net income per share

Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if all outstanding share options were exercised or converted into common shares. For the years ended December 31, 2010, 2009 and 2008, 18,286, 1,062,438 and 1,038,624 share options were excluded, respectively from the computation of diluted earnings per share because they were anti-dilutive under the treasury stock method. A reconciliation of the numerator and denominator of basic earnings per share (“EPS”) with that of diluted EPS for the years ended December 31, 2010, 2009 and 2008 is presented as follows:

Share amounts in thousands	2010	2009	2008
Numerator
Net income attributable to Textainer Group Holdings Limited common shareholders—basic and diluted EPS	$120,031	$90,776	$85,241
Denominator
Weighted average common shares outstanding—basic	48,108	47,761	47,605
Dilutive share options and restricted share units	1,199	424	222

Weighted average common shares outstanding—diluted	$49,307	$48,185	$47,827

Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$2.50	$1.90	$1.79
Diluted	$2.43	$1.88	$1.78

(t)	Fair value measurements

The Company utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

•

Level 2: Inputs other than quoted prices which are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

The Company uses the exchange price notion, which is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. Therefore, the definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price).

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	(Level 1)	(Level 2)	(Level 3)
December 31, 2010
Assets
Interest rate swaps	$—	$1,320	$—

Total	$—	$1,320	$—

Liabilities
Interest rate swaps	$—	$13,581	$—

Total	$—	$13,581	$—

December 31, 2009
Assets
Interest rate swaps	$—	$731	$—

Total	$—	$731	$—

Liabilities
Interest rate swaps	$—	$8,971	$—

Total	$—	$8,971	$—

The following table summarizes the Company’s assets measured at fair value on a non-recurring basis as of December 31, 2010 and 2009:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Years Ended December 31, 2010 and 2009
	(Level 1)	(Level 2)	(Level 3)	Total Impairments (2)
December 31, 2010
Assets
Containers held for sale (1)	$—	$376	$—	$1,602

Total	$—	$376	$—	$1,602

December 31, 2009
Assets
Containers held for sale (1)	$—	$2,411	$—	$1,973

Total	$—	$2,411	$—	$1,973

(1)	Represents the carrying value of containers included in containers held for sale in the consolidated balance sheets that have been impaired to write down the value of the containers to their estimated fair value less cost to sell.
(2)	Included in depreciation expense in the accompanying consolidated statements of income.

The following table below presents additional information about liabilities measured at fair value for which Level 3 inputs were utilized to determine fair value for the year ended December 31, 2009:

	Asset	Liability
Balance as of December 31, 2008	$—	$19,387
Unrealized losses, net (1)	—	(3,903)
Transfer out of Level 3	—	(15,484)

Balance as of December 31, 2009	$—	$—

(1)	Included in unrealized (losses) gains on interest rate swaps, net in the consolidated income statement.

When the Company is required to write down the cost basis of its containers identified for sale to fair value less cost to sell, the Company measures the fair value of its containers identified for sale under a Level 2 input. The Company relies on its recent sales prices for identical or similar assets in markets, by geography, that are active. The Company records impairments to write down the value of containers identified for sale to their estimated fair value less cost to sale.

The Company measures the fair value of its  $460,120 notional amount of interest rate swaps under a Level 2 input. The Company changed from measuring the fair value of its interest rate swaps under a Level 3 input to a Level 2 input during the three months ended June 30, 2009 because it began determining the fair value estimate using observable market inputs. In addition, the liability valuation reflects the credit standing of the Company and the counterparties to the interest rate swaps. The valuation technique utilized by the Company to calculate the fair value of the interest rate swaps was the income approach. This approach represents the present value of future cash flows based upon current market expectations. The Company’s interest rate swap agreements had a net fair value liability of  $12,261 and  $8,240 as of December 31, 2010 and 2009, respectively. The credit valuation adjustment (which was a reduction in the liability) was determined to be  $45 and  $10 as of December 31, 2010 and 2009, respectively. The change in fair value for the years ended December 2010, 2009 and 2008 of  $(4,021),  $11,147 and ( $15,105), respectively, was recorded in the consolidated statement of income as unrealized (losses) gains on interest rate swaps, net.

(u)	Recently Issued Accounting Standards

The FASB issued ASU 2009-13 Revenue Recognition (Topic 605)—Multiple-Deliverable Revenue Arrangements, which formally codifies the FASB’s ratification in September 2009 of Emerging Issues Task Force (“EITF”) Issue No. 08-1, Revenue Arrangements with Multiple Deliverables. ASU 2009-13 updates the current guidance pertaining to multiple-element revenue arrangements included in the FASB’s ASC Topic 605-25 Revenue Recognition—Multiple-Element Arrangements, which originated primarily from EITF Issue No. 00-21, Revenue Arrangements with Multiple Deliverables. ASU 2009-13 will be effective for annual reporting periods beginning January 1, 2011 for calendar-year entities. The Company does not believe that the adoption of ASU 2009-13 will have a material effect on its consolidated financial position, results of operations or cash flows.

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends Subtopic 820-10 with new disclosure requirements and clarification of existing disclosure requirements. New disclosures required include the amount of significant transfers in and out of levels 1 and 2 fair value measurements and the reasons for the transfers. In addition, the reconciliation for level 3 activity will be required on a gross rather than net basis. ASU 2010-06 provides additional guidance related to the level of disaggregation in determining classes of assets and liabilities and disclosures about inputs and valuation techniques. The amendments are effective for annual or interim reporting periods beginning after December 15, 2009, except for the requirement to provide the reconciliation for level 3 activity on a gross basis, which will be effective for fiscal years beginning after December 15, 2010. Accordingly, the Company adopted ASU 2010-6, with the exception of the reconciliation requirements for level 3 activity, on January 1, 2010, which had no effect on the Company’s consolidated financial position, results of operations or cash flows. The adoption of the reconciliation disclosure requirements of ASU 2010-6 for level 3 activity will not have a material effect on the Company’s consolidated financial position, results of operations or cash flows.

In July 2010, the FASB issued ASU 2020-10, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses (Topic 310) (“ASU 2010-20”). The main objective of ASU 2010-20 is to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables. In the aftermath of the global economic crisis, effective financial reporting has become the subject of worldwide attention, with a focus on the urgent need for improved accounting standards in a number of areas, including financial instruments. ASU 2010-20 is intended to provide additional information to assist financial statement users in assessing an entity’s credit risk exposures and evaluating the adequacy of its allowance for credit losses. Currently, a high threshold for recognition of credit impairments impedes timely recognition of losses. ASU 2010-20 was effective for interim and annual reporting periods ending on or after December 15, 2010 for disclosures as of the end of a reporting period and will be effective for interim and annual reporting periods beginning on or after December 15, 2010 for disclosures about activity that occurs during a reporting period. Accordingly, the Company adopted the disclosures required by ASU 2010-20 at the end of a reporting period as of December 31, 2010. The Company does not believe the adoption of disclosures required by ASU 2010-20 for activity that occurs during a reporting period will have a material effect on its consolidated financial position, results of operations or cash flows.

Container Purchases	12 Months Ended
Dec. 31, 2010
Container Purchases
(2)	Container Purchases

On November 1, 2010, the Company purchased approximately 23,400 containers that it had been managing for an institutional investor, including related accounts receivable, due from owners, net, net investment in direct financing leases, accounts payable and accrued expenses for a total purchase price equal to  $36,408. The total purchase price, which was allocated based on the fair value of the assets and liabilities acquired, was recorded as follows:

Containers, net of accumulated depreciation	$33,978
Other net assets	2,430

$36,408

On October 1, 2009, the Company purchased approximately 30,900 containers that it had been managing for Amphibious Container Leasing Limited (“Amficon”) for  $63,676. No other assets or liabilities were purchased.

On August 1, 2009, the Company purchased approximately 28,700 containers that it had been managing for an institutional investor, including related accounts receivable, due from owners, net, accounts payable and accrued expenses for a total purchase price equal to  $34,173. The total purchase price, which was allocated based on the fair value of the assets and liabilities acquired, was recorded as follows:

Containers, net of accumulated depreciation	$33,015
Other net assets	1,158

Purchase price	$34,173

Purchase-leaseback Transactions	12 Months Ended
Dec. 31, 2010
Purchase-leaseback Transactions
(3)	Purchase-leaseback Transactions

On March 31, 2009 and July 16, 2009, the Company completed purchase-leaseback transactions for approximately 5,900 and 28,900 containers, respectively, with a shipping line for total purchase prices of  $1,361 and  $11,914, respectively. The purchase price and leaseback rental rates were below market rates. The prepayment of the lease by the lessee by selling the containers at below-market prices to the Company was recorded as follows:

Containers, net of accumulated depreciation	$40,291
Deferred revenue—operating lease contracts	(27,016)

Purchase price	$13,275

The deferred revenue is being amortized to lease rental income over the three-year term of the lease contract. The balance of deferred revenue related to these purchase-leaseback transactions as of December 31, 2010 of  $9,849 reflects reductions resulting from the amortization of the deferred revenue recorded at the time of purchase and reversals of deferred revenue related to containers that were returned by the lessee since the origination of the purchase-leaseback transactions that have been sold.

Transactions with Affiliates and Owners	12 Months Ended
Dec. 31, 2010
Transactions with Affiliates and Owners
(4)	Transactions with Affiliates and Owners

Amounts due from affiliates, net generally result from cash advances and the payment of affiliated companies’ administrative expenses by the Company on behalf of such affiliates. Balances are generally paid within 30 days.

Management fees, including acquisition fees and sales commissions for the years ended December 31, 2010, 2009 and 2008 were as follows:

	2010	2009	2008
Fees from affiliated Owner	$4,837	$4,727	$6,014
Fees from unaffiliated Owners	22,410	18,668	20,807

Fees from Owners	27,247	23,395	26,821
Other fees	1,890	1,833	1,782

Total management fees	$29,137	$25,228	$28,603

Due to owners, net represents lease rentals collected on behalf of and payable to Owners, net of direct expenses and management fees receivable. Due to owners, net at December 31, 2010 and 2009 consisted of the following:

	2010	2009
Affiliated Owner	$885	$1,114
Unaffiliated Owners	16,660	13,027

Total due to Owners, net	$17,545	$14,141

Direct Financing and Sales-type Leases	12 Months Ended
Dec. 31, 2010
Direct Financing and Sales-type Leases
(5)	Direct Financing and Sales-type Leases

The Company leases containers under direct financing and sales-type leases. The Company had 52,485 and 43,445 containers under direct financing and sales-type leases as of December 31, 2010 and 2009, respectively.

The components of the net investment in direct financing and sales-type leases, which are reported in the Company’s Container ownership segment and included in accounts receivable, net in the consolidated balance sheets, as of December 31, 2010 and 2009 were as follows:

	2010	2009
Future minimum lease payments receivable	$100,559	$96,550
Residual value of containers on sales-type leases	9,390	1,595
Less unearned income	(18,608)	(17,594)

Net investment in direct financing and sales-type leases	$91,341	$80,551

Amounts due within one year	$19,117	$17,225
Amounts due beyond one year	72,224	63,326

Net investment in direct financing and sales-type leases	$91,341	$80,551

The Company maintains detailed credit records about its container lessees. The Company’s credit policy sets different maximum exposure limits for its container lessees. The Company uses various credit criteria to set maximum exposure limits rather than a standardized internal credit rating. Credit criteria used by the Company to set maximum exposure limits may include, but are not limited to, container lessee trade route, country, social and political climate, assessments of net worth, asset ownership, bank and trade credit references, credit bureau reports, including those from Dynamar B.V. and Lloyd’s Marine Intelligence Unit (common credit reporting agencies used in the maritime sector), operational history and financial strength. The Company monitors its container lessees’ performance and its lease exposures on an ongoing basis, and its credit management processes are aided by the long payment experience the Company has had with most of its container lessees and the Company’s broad network of long-standing relationships in the shipping industry that provide the Company current information about its container lessees.

If the aging of current billings for the Company’s direct financing and sales-type leases included in accounts receivable, net were applied to the related balances of the unbilled future minimum lease payments receivable component of the Company’s net investment in direct finance leases and sales-type leases as of December 31, 2010, the aging would be as follows:

1-30 days past due	$7,518
31-60 days past due	704
61-90 days past due	197
Greater than 90 days past due	124

Total past due	8,543
Current	92,016

Total future minimum lease payments	$100,559

The Company maintains allowances, if necessary, for doubtful accounts and estimated losses resulting from the inability of its lessees to make required payments under direct financing and sales-type leases based on, but not limited to, each lessee’s payment history, management’s current assessment of each lessee’s financial condition and the adequacy of the fair value of containers that collateralize the leases compared to the book value of the related net investment in direct financing and sales-type leases. Management does not set an internal credit score or obtain an external credit score as part of estimating the allowance as of period end. Based on management’s assessment, there was no allowance for doubtful accounts recorded related to the Company’s net investment in direct financing and sales-type leases as of December 31, 2010.

The following is a schedule by year of future minimum lease payments receivable under these direct financing and sales-type leases as of December 31, 2010:

Year ending December 31:
2011	$25,433
2012	25,437
2013	18,359
2014	14,325
2015 and thereafter	17,005

Total future minimum lease payments receivable	$100,559

Lease rental income includes income earned from direct financing and sales-type leases in the amount of  $7,303,  $10,691 and  $6,499 for the years ended December 31, 2010, 2009 and 2008 respectively.

Containers and Fixed Assets	12 Months Ended
Dec. 31, 2010
Containers and Fixed Assets
(6)	Containers and Fixed Assets

Containers, net at December 31, 2010 and 2009 consisted of the following:

	2010	2009
Containers	$1,799,050	$1,405,379
Less accumulated depreciation	(361,791)	(343,513)

Containers, net	$1,437,259	$1,061,866

Trading containers had carrying values of  $404 and  $1,271 as of December 31, 2010 and 2009 and are not subject to depreciation. Containers held for sale that had carrying values of  $2,883 and  $9,756 as of December 31, 2010 and 2009 are also not subject to depreciation. All owned containers are pledged as collateral for debt as of December 31, 2010 and 2009.

Fixed assets, net at December 31, 2010 and 2009 consisted of the following:

	2010	2009
Computer equipment and software	$6,965	$6,852
Office furniture and equipment	1,766	1,796
Automobiles	136	176
Leasehold improvements	1,757	1,674

	10,624	10,498
Less accumulated depreciation	(8,820)	(8,512)

Fixed assets, net	$1,804	$1,986

Intangible Assets	12 Months Ended
Dec. 31, 2010
Intangible Assets
(7)	Intangible Assets

On June 12, 2009, the Company purchased for  $2,954 the exclusive rights to manage the approximately 154,000 TEU container fleet of Capital Intermodal Limited, Capital Intermodal GmbH, Capital Intermodal Inc., Capital Intermodal Assets Limited and Xines Limited (collectively “Capital Intermodal”). The purchase price is being amortized over the expected approximate 11-year life of the contract on a pro-rata basis to the expected management fees. Amortization expense for the years ended December 31, 2010 and 2009 was  $254 and  $99, respectively.

On April 15, 2009, the Company purchased the exclusive rights to manage the approximately 145,000 TEU container fleet of Amficon for  $10,600. The purchase price is being amortized over the expected approximate 11-year life of the contract on a pro-rata basis to the expected management fees. On October 1, 2009, the Company purchased approximately 53,000 TEU of the containers that it had been managing for Amficon for  $63,676 cash and relinquished management rights for those containers previously recorded as an intangible asset of  $3,378. Amortization expense for the years ended December 31, 2010 and 2009 was  $641 and  $814, respectively.

The changes in the carrying amount of intangible assets during the years ended December 31, 2010, 2009 and 2008 are as follows:

Balance as of December 31, 2007	$72,646
Amortization expense of step acquisition adjustment related to lease contracts (1)	(916)
Amortization expense	(6,979)

Balance as of December 31, 2008	64,751

Additions arising from the Amficon, Capital Intermodal and other transactions	13,795
Amortization expense of step acquisition adjustment related to lease contracts (1)	(1,396)
Reduction arising from the relinquishment of management rights from the purchase of containers from Amficon	(3,378)
Amortization expense	(7,080)

Balance as of December 31, 2009	66,692

Amortization expense of step acquisition adjustment related to lease contracts (1)	(26)
Amortization expense	(6,544)

Balance as of December 31, 2010	$60,122

(1)	Represents a step acquisition adjustment related to the Company’s wholly owned subsidiary, Textainer Limited’s (“TL”) purchase of 3,000 additional Class A shares of TMCL on November 1, 2007. The adjustment was recorded to increase the balance of lease contracts to an amount that equaled the fair market value of the lease contracts on the date of the acquisition.

The following is a schedule, by year, of future amortization of intangible assets as of December 31, 2010:

Year ending December 31:
2011	$6,612
2012	7,113
2013	7,396
2014	7,465
2015 and thereafter	31,536

Total future amortization of intangible assets	$60,122

Accrued Expenses	12 Months Ended
Dec. 31, 2010
Accrued Expenses
(8)	Accrued Expenses

Accrued expenses at December 31, 2010 and 2009 consisted of the following:

	2010	2009
Accrued compensation	$6,266	$4,042
Direct container expense	2,557	3,106
Interest payable	1,580	1,045
Other	1,585	1,547

Total accrued expenses	$11,988	$9,740

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
(9)	Income Taxes

The Company is not subject to taxation in its country of incorporation; however, the Company is subject to taxation in certain other jurisdictions due to the nature of the Company’s operations. The Company estimates its tax liability based upon its understanding of the tax laws of the various countries in which it operates. Income tax expense (benefit) for the years ended December 31, 2010, 2009 and 2008 consisted of the following:

	2010	2009	2008
Current
Bermuda	$—	$—	$—
Foreign	3,187	3,657	972

	3,187	3,657	972

Deferred
Bermuda	—	—	—
Foreign	1,306	(186)	(1,843)

	1,306	(186)	(1,843)

	$4,493	$3,471	$(871)

The components of income before income taxes and noncontrolling interest were as follows:

	2010	2009	2008
Bermuda sources	$—	$—	$—
Foreign sources	138,257	108,801	93,051

	$138,257	$108,801	$93,051

A reconciliation of the differences between the Bermuda statutory income tax rate and the effective tax rate as provided in the consolidated statements of income is as follows:

	2010	2009	2008
Bermuda tax rate	0.00%	0.00%	0.00%
Foreign tax rate	1.63%	1.05%	-1.60%
Tax uncertainties	1.62%	2.14%	0.66%

	3.25%	3.19%	-0.94%

The tax effects of temporary differences that give rise to significant portions of the current and non-current deferred tax assets and deferred tax liabilities at December 31, 2010 and 2009 are presented below:

	2010	2009
Current deferred tax assets
Other	$1,895	$1,463

Current deferred tax assets	1,895	1,463

Non-current deferred tax assets
Net operating loss	5,797	5,495
Other	1,220	1,374

Non-current deferred tax assets	7,017	6,869

Non-current deferred tax liabilities
Containers, net	15,182	13,243
Other	467	520

Non-current deferred tax liabilities	15,649	13,763

Net deferred tax liability	$6,737	$5,431

In assessing the realizability of deferred tax assets, the Company’s management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company’s management considers the projected future taxable income for making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, the Company’s management believes it is more likely than not the Company will realize the benefits of these deductible differences noted above.

On October 1, 2007, the Company purchased an additional interest in TMCL, a partnership for US tax purposes. During the year ended December 31, 2008, the Company recognized a fair market value adjustment to its container equipment for U.S tax purposes and recorded a deferred tax asset of  $3,003 as an adjustment to the original purchase accounting.

The Company has net operating loss carry-forwards of  $17,001 that will begin to expire from December 31, 2017 through December 31, 2030 if not utilized.

The accompanying consolidated financial statements do not reflect the income taxes that would be payable to foreign taxing jurisdictions if the earnings of a group of corporations operating in those jurisdictions were to be transferred out of such jurisdictions, because such earnings are intended to be permanently reinvested in those countries. At December 31, 2010, cumulative earnings of approximately  $35,091 would be subject to income taxes of approximately  $10,450 if such earnings of foreign corporations were transferred out of such jurisdictions in the form of dividends.

The Company’s foreign tax returns, including the United States, State of California, State of New Jersey, State of Texas, State of Illinois, Malaysia, Singapore, and United Kingdom, are subject to examination by the various tax authorities. With the exception of two foreign tax returns of two foreign subsidiaries, the Company’s foreign tax returns are no longer subject to examinations by taxing authorities for years before 2004.

The 2004 United States tax return for TGH’s subsidiary Textainer Equipment Management (U.S.) Limited (“TEMUS”) and the 2004 and 2005 United States tax returns for TGH’s subsidiary TL were examined by the Internal Revenue Service (the “IRS”). In May 2008, the Company received notification from the IRS that they had completed their examination and made no changes to the amount of tax reported. As a result, the Company reduced the amount of unrecognized tax benefits and recognized a tax provision reduction during the year ended December 31, 2008. The Company’s effective tax rate reflects the recognition of this  $4,191 tax provision reduction.

In May of 2009, the Company received notification from the Internal Revenue Service that the 2007 and 2008 United States tax return for TEMUS had been selected for examination. In May 2010, the Company received notification from the IRS that they had completed their examination, making changes to the 2007 and 2008 taxable income of TEMUS which did not significantly alter the Company’s income tax for these years. As a result, the Company reduced the amount of unrecognized tax benefits and recognized a tax provision reduction during the year ended December 31, 2010. The Company’s effective tax rate reflects the recognition of this  $2,259 tax provision reduction.

A reconciliation of the beginning and ending unrecognized tax benefit amounts for 2010 and 2009 are as follows:

Balance at January 1, 2009	$14,692
Increases related to prior year tax positions	152
Decreases related to prior year tax positions	—
Increases related to current year tax positions	3,211
Settlements	—
Lapse of statute of limitations	(967)

Balance at December 31, 2009	17,088
Increases related to prior year tax positions	—
Decreases related to prior year tax positions	(2,259)
Increases related to current year tax positions	8,007
Settlements	—
Lapse of statute of limitations	(3,287)

Balance at December 31, 2010	$19,549

If the unrecognized tax benefits of  $19,549 at December 31, 2010 were recognized, tax benefits in the amount of  $19,107 would reduce our annual effective tax rate. The Company believes the total amount of unrecognized tax benefit as of December 31, 2010 will decrease by  $4,079 in the next twelve months due to expiration of the statute of limitations, of which  $3,993 would reduce our annual effective tax rate.

Interest and penalty (benefit) expense recorded during 2010 amounted to  $(381) and  $0, respectively. Total accrued interest and penalties as of December 31, 2010 were  $649 and  $0, respectively, and were included in non-current income taxes payable. Interest and penalty expense (benefit) recorded during 2009 amounted to  $115 and  $(41), respectively. Total accrued interest and penalties as of December 31, 2009 were  $1,031 and  $0, respectively, and were included in non-current income taxes payable.

Revolving Credit Facilities, Bonds Payable and Secured Debt Facility, and Derivative Instruments	12 Months Ended
Dec. 31, 2010
Revolving Credit Facilities, Bonds Payable and Secured Debt Facility, and Derivative Instruments
(10)	Revolving Credit Facilities, Bonds Payable and Secured Debt Facility, and Derivative Instruments

The following represents the Company’s debt obligations as of December 31, 2010 and 2009:

Revolving Credit Facilities, Bonds Payable and Secured Debt Facility	2010	2009
Revolving Credit Facility, weighted average interest at 1.29% and 1.25% at December 31, 2010 and 2009, respectively	$104,000	$79,000
2005-1 Bonds, interest at 0.79% and 0.76% at December 31, 2010 and 2009, respectively	227,070	278,375
Secured Debt Facility, weighted average interest at 3.01% and 1.48% at December 31, 2010 and 2009, respectively	558,127	329,521

Total debt obligations	$889,197	$686,896

Amount due within one year	$51,500	$68,000

Amounts due beyond one year	$837,697	$618,896

Revolving Credit Facilities

A Company subsidiary, TL, has a credit agreement with a group of banks that provides for a revolving credit facility with an aggregate commitment amount of up to  $205,000 (which includes a  $50,000 letter of credit facility) (the “Credit Facility”). The Credit Facility provides for payments of interest only during its term beginning on its inception date through April 22, 2013 when all borrowings are due in full. Interest on the outstanding amount due under the Credit Facility at December 31, 2010 was based either on the U.S. prime rate or LIBOR plus a spread between 0.5% and 1.5%, which varies based on TGH’s leverage. Total outstanding principal under the Credit Facility was  $104,000 and  $79,000 as of December 31, 2010 and 2009, respectively. The Company had no outstanding letters of credit under the Credit Facility as of December 31, 2010 and 2009.

The Credit Facility is secured by the Company’s containers and under the terms of the Credit Facility, the total outstanding principal may not exceed the lesser of the commitment amount and a formula based on the Company’s net book value of containers and outstanding debt. The additional amount available for borrowing under the Credit Facility, as limited by the Company’s borrowing base, was  $36,757 as of December 31, 2010.

TGH acts as a guarantor of the Credit Facility. The Credit Facility contains restrictive covenants, including limitations on certain liens, indebtedness and investments. In addition, the Credit Facility contains certain restrictive financial covenants on TGH’s tangible net worth, leverage, debt service coverage and on TL’s leverage and interest coverage. The Company was in compliance with all such covenants at December 31, 2010. There is a commitment fee of 0.20% to 0.30% on the unused portion of the Credit Facility, which varies based on the leverage of TGH and is payable in arrears. In addition, there is an agent’s fee, which is payable annually in advance.

Bonds Payable and Secured Debt Facility

In 2005, one of the Company’s subsidiaries, TMCL, issued  $580,000 in variable rate amortizing bonds (the “2005-1 Bonds”) to institutional investors. The  $580,000 in 2005-1 Bonds represent fully amortizing notes payable on a straight-line basis over a scheduled payment term of 10 years, but not to exceed the maximum payment term of 15 years. During the year ended December 31, 2009, the Company repurchased  $65,000 of aggregate original face amount or  $39,917 in aggregate outstanding principal amount of its 2005-1 Bonds for  $20,234. As a result of these purchases, the Company recognized a gain on early extinguishment of debt during the year ended December 31, 2009 of  $19,938, net of the write-off of deferred debt financing costs of  $285. Based on the outstanding principal amount at December 31, 2010 and under a 10-year amortization schedule,  $51,500 in 2005-1 Bond principal will amortize per year. Under the terms of the 2005-1 Bonds, both principal and interest incurred are payable monthly. TMCL is permitted to make voluntary prepayments of all, or a portion of, the principal balance of the 2005-1 Bonds. Ultimate payment of the 2005-1 Bond principal has been insured by Ambac Assurance Corporation and the cost of this insurance coverage, which is equal to 0.275% on the outstanding principal balance of the 2005-1 Bonds, is recognized as incurred on a monthly basis. The interest rate for the outstanding principal balance of the 2005-1 Bonds equals one-month LIBOR plus 0.25%. The target final payment date and legal final payment date are May 15, 2015 and May 15, 2020, respectively.

The Company’s primary ongoing container financing requirements are funded by revolving notes issued by TMCL. On June 29, 2010, TMCL amended certain terms of the Indenture and prepaid its Series 2001-01 Notes, which had previously been issued under the Indenture and under which TMCL had an available commitment of  $475,000, and issued a new series of notes, the Series 2010-1 Notes (the “Secured Debt Facility”) under which there was a commitment of  $750,000 as of December 31, 2010 (but TMCL exercised an option to increase the maximum commitment by  $100,000 for a total commitment of  $850,000 on March 15, 2011). The additional amount (when taking into account the prepayment and termination of the Series 2000-1 Notes and issuance of the Series 2010-1 Notes in lieu therof) available for borrowing under the Secured Debt Facility, as limited by the Company’s borrowing base, was  $146,122 as of December 31, 2010. The Secured Debt Facility provides for payments of interest only during the period from its inception until its Conversion Date (currently set at June 29, 2012), with a provision for the Secured Debt Facility to amortize over a 10-year, but not to exceed the maximum term of a 15-year period beginning on the Conversion Date. The interest rate on the Secured Debt Facility, payable monthly in arrears, is LIBOR plus 2.75% during the revolving period prior to the Conversion Date. There is also a commitment fee of 0.75% on the unused portion of the Secured Debt Facility until December 31, 2010, which is payable monthly in arrears. After December 31, 2010, during the remainder of the two-year revolving period, the commitment fee on the unused portion of the Secured Debt Facility will be 0.75% if total borrowings under the Secured Debt Facility equal 50% or more of the total commitment or 1.00% if total borrowings are less than 50% of the total commitment. If the Secured Debt Facility is not refinanced or renewed prior to the new Conversion Date, the interest rate would increase based on pre-agreed terms during the 10 or 15 year amortization period that follows.

Under the terms of the 2005-1 Bonds and Secured Debt Facility, the total outstanding principal of these two programs may not exceed an amount (the “Asset Base”), which is calculated by a formula based on TMCL’s book value of equipment, restricted cash and direct financing and sales-type leases. The total obligations under the 2005-1 Bonds and the Secured Debt Facility are secured by a pledge of TMCL’s assets. TMCL’s total assets amounted to  $1,370,868 as of December 31, 2010. The 2005-1 Bonds and the Secured Debt Facility also contain restrictive covenants regarding the average age of TMCL’s container fleet, certain earnings ratios, ability to incur other obligations and to distribute earnings, TGH’s container management subsidiary net income and debt levels, and overall Asset Base minimums, in which TMCL and TGH’s container management subsidiary were in full compliance at December 31, 2010.

The following is a schedule by year, of future scheduled repayments, as of December 31, 2010:

	Revolving Credit Facility	2005-1 Bonds(1)	Secured Debt Facility(1)
Year ending December 31:
2011	$—	$51,500	$—
2012	—	51,500	27,925
2013	104,000	51,500	55,850
2014	—	51,500	55,850
2015 and thereafter	—	21,458	418,875

	$104,000	$227,458	$558,500

(1)	Future scheduled payments for the 2005-1 Bonds and the Secured Debt Facility exclude step acquisition adjustments of $388 and $373, respectively, related to TL’s purchase of 3,000 additional shares of TMCL on November 1, 2007. The adjustments were recorded to reduce the balance of both the 2005-1 Bonds and the Secured Debt Facility to an amount that equaled the fair market value of the debt on the date of the acquisition.

The future repayments schedule for the Secured Debt Facility is based on the assumption that the facility will not be extended on its Conversion Date and will then convert into a ten-year fully amortizing note payable.

Derivative Instruments

The Company has entered into several interest rate cap and swap agreements with several banks to reduce the impact of changes in interest rates associated with its bonds payable and Secured Debt Facility. The following is a summary of the Company’s derivative instruments as of December 31, 2010:

Derivative instruments	Notional amount
Interest rate cap contracts with several banks with fixed rates between 3.23% and 5.63% per annum, nonamortizing notional amounts, with termination dates through November 2015	$135,100
Interest rate swap contracts with several banks, with fixed rates between 0.97% and 3.96% per annum, amortizing notional amounts, with termination dates through December 2015	460,120

Total notional amount as of December 31, 2010	$595,220

During January 2011, the Company entered into an interest rate swap contract with a bank, with a one-month LIBOR rate fixed at 1.78% per annum, in amortizing notional amount with initial notional amount of  $70,000 and a term from January 18, 2011 through January 15, 2015.

During January 2011, the Company entered into an interest rate cap contract with a bank, which caps one-month LIBOR fixed rate at 3.26% per annum, in non-amortizing notional amount of  $10,000 and a term from January 18, 2011 through January 15, 2012.

During February 2011, the Company entered into an interest rate swap contract with a bank, with a one-month LIBOR rate fixed at 3.26% per annum, in non-amortizing notional amount of  $30,000 and a term from February 15, 2011 through May 15, 2011.

During March 2011, the Company entered into an interest rate cap contract with a bank, which caps one-month LIBOR fixed rate at 3.26% per annum, in non-amortizing notional amount of  $50,000 and a term from March 15, 2011 through June 15, 2011.

During March 2011, the Company entered into an interest rate cap contract with a bank, which caps one-month LIBOR fixed rate at 3.26% per annum, in non-amortizing notional amount of  $10,000 and a term from March 15, 2011 through June 15, 2011.

The Company’s interest rate swap agreements had a net fair value asset and liability of  $1,320 and  $13,581, respectively, as of December 31, 2010 and a fair value asset and liability of  $731 and  $8,971, respectively, as of December 31, 2009, which are inclusive of counterparty risk. The primary external risk the Company’s interest rate swap agreements is the counterparty credit exposure, as defined as the ability of a counterparty to perform its financial obligations under a derivative contract. The Company monitors its counterparties’ credit ratings on an on-going basis and they were in compliance with the related derivative agreements at December 31, 2010. The Company does not have any master netting arrangements with its counterparties, The change in fair value was recorded in the consolidated statement of income as unrealized (losses) gains on interest rate swaps, net.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information
(11)	Segment Information

As described in Note 1(a) “Nature of Operations”, the Company operates in three reportable segments: Container ownership, Container management and Container resale. In 2010, the Company reviewed its reportable segments and determined that its previously reported Military management segment was not materially different from its Container management segment. Accordingly, the Company reclassified balances that were previously reported in its Military management segment into its Container management segment. The following tables show segment information for the years ended December 31, 2010, 2009 and 2008, reconciled to the Company’s income before taxes as shown in its consolidated statements of income:

	Container	Container	Container
2010	Ownership	Management	Resale	Other	Eliminations	Totals
Lease rental income	$234,577	$1,250	$—	$—	$—	$235,827
Management fees	—	48,028	10,086	—	(28,977)	29,137
Trading container sales proceeds	—	—	11,291	—	—	11,291
Gains on sale of containers, net	27,617	7	—	—	—	27,624

Total revenue	$262,194	$49,285	$21,377	$—	$(28,977)	$303,879

Depreciation expense	$60,398	$779	$—	$—	$(2,205)	$58,972

Interest expense	$18,151	$—	$—	$—	$—	$18,151

Unrealized losses on interest rate swaps, net	$4,021	$—	$—	$—	$—	$4,021

Segment income before taxes	$119,772	$15,901	$7,995	$(2,815)	$(2,596)	$138,257

Total assets	$1,660,626	$114,060	$996	$3,290	$(31,765)	$1,747,207

Purchases of long-lived assets	$504,650	$601	$—	$—	$—	$505,251

2009
Lease rental income	$188,431	$1,348	$—	$—	$—	$189,779
Management fees	—	37,384	9,601	—	(21,757)	25,228
Trading container sales proceeds	—	—	11,843	—	—	11,843
Gains on sale of containers, net	12,114	(3)	—	—	—	12,111

Total revenue	$200,545	$38,729	$21,444	$—	$(21,757)	$238,961

Depreciation expense	$49,596	$790	$—	$—	$(1,913)	$48,473

Interest expense	$11,750	$—	$—	$—	$—	$11,750

Unrealized gains on interest rate swaps, net	$11,147	$—	$—	$—	$—	$11,147

Segment income before taxes	$95,178	$9,981	$7,993	$(2,686)	$(1,665)	$108,801

Total assets	$1,259,050	$122,381	$2,463	$2,109	$(25,980)	$1,360,023

Purchases of long-lived assets	$157,351	$11,790	$—	$—	$—	$169,141

	Container	Container	Container
2008	Ownership	Management	Resale	Other	Eliminations	Totals
Lease rental income	$194,795	$3,805	$—	$—	$—	$198,600
Management fees	—	44,643	9,113	—	(25,153)	28,603
Trading container sales proceeds	—	—	36,294	—	—	36,294
Gains on sale of containers, net	17,823	(2)	—	—	—	17,821

Total revenue	$212,618	$48,446	$45,407	$—	$(25,153)	$281,318

Depreciation expense	$49,709	$748	$—	$—	$(1,557)	$48,900

Interest expense	$26,227	$—	$—	$—	$—	$26,227

Unrealized losses on interest rate swaps, net	$15,105	$—	$—	$—	$—	$15,105

Segment income before taxes	$67,908	$17,598	$13,223	$(2,563)	$(3,115)	$93,051

Total assets	$1,189,272	$134,283	$2,578	$1,812	$(24,178)	$1,303,767

Purchases of long-lived assets	$293,889	$926	$—	$—	$—	$294,815

General and administrative expenses are allocated to the reportable business segments based on direct overhead costs incurred by those segments. Amounts reported in the “Other” column represent activity unrelated to the active reportable business segments. Amounts reported in the “Eliminations” column represent inter-segment management fees between the container management and container ownership segments.

Geographic Segment Information

The Company’s container lessees use containers for their global trade utilizing many worldwide trade routes. The Company earns its revenue from international carriers when the containers are in use and carrying cargo around the world. Substantially all of the Company’s leasing related revenue are denominated in U.S. dollars. As all of the Company’s containers are used internationally, where no one container is domiciled in one particular place for a prolonged period of time, all of the Company’s long-lived assets are considered to be international with no single country of use.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
(12)	Commitments and Contingencies

(a)	Leases

The Company has entered into several operating leases for office space. Rent expense amounted to  $1,594,  $1,655 and  $1,642 for the years ended December 31, 2010, 2009 and 2008, respectively.

Future minimum lease payment obligations under the Company’s noncancelable operating leases at December 31, 2010 were as follows:

Operating leasing
Year ending December 31:
2011	$1,471
2012	1,423
2013	1,303
2014	1,319
2015 and thereafter	2,990

Total	$8,506

(b)	Restricted Cash

Restricted interest-bearing cash accounts were established by the Company as additional collateral for outstanding borrowings under the Company’s Secured Debt Facility and 2005-1 Bonds. The total balance of these restricted cash accounts was  $15,034 and  $6,586 as of December 31, 2010 and 2009, respectively.

Share Option and Restricted Share Unit Plans	12 Months Ended
Dec. 31, 2010
Share Option and Restricted Share Unit Plans
(13)	Share Option and Restricted Share Unit Plans

As of December 31, 2010, the Company maintained one active share option and restricted share unit plan, the 2007 Plan. The 2007 Plan provides for the grant of share options, restricted share units, restricted shares, share appreciation rights and dividend equivalent rights. The 2007 Plan provides for grants of incentive share options only to the Company’s employees or employees of any parent or subsidiary of TGH. Awards other than incentive share options may be granted to the Company’s employees, directors and consultants or the employees, directors and consultants of any parent or subsidiary of TGH. Under the 2007 Plan, which was approved by the Company’s shareholders on September 4, 2007, a maximum of 3,808,371 share awards may be granted under the plan. On February 23, 2010, the Company’s Board of Directors approved an increase in the number of shares available for future issuance by 1,468,500 shares, which was approved by the Company’s shareholders at the annual meeting of shareholders on May 19, 2010. At December 31, 2010, 1,845,881 shares were available for future issuance under the 2007 Plan.

Share options are granted at exercise prices equal to the fair market value of the shares on the grant date. Each employee’s options vest in increments of 25% per year beginning approximately one year after an option’s grant date. Unless terminated pursuant to certain provisions within the share option plans, including discontinuance of employment with the Company, all unexercised options expire ten years from the date of grant.

Beginning approximately one year after a restricted share unit’s grant date for each restricted share unit granted in 2007, 2008 and 2009, each employee’s restricted share units vest in increments of 15% per year for the first two years, 20% for the third year and 25% for the fourth and fifth year. Beginning approximately one year after a restricted share unit’s grant date for each restricted share unit granted in 2010, each employee’s restricted share units vest in increments of 25% per year.

The following is a summary of activity in the Company’s 2007 Plan for the years ended December 31, 2010, 2009 and 2008:

	Share options (common share equivalents)	Weighted average exercise price
Balances, December 31, 2007	1,044,734	$16.50
Options granted during the period	251,418	$7.19
Options forfeited during the period	(12,140)	$16.50

Balances, December 31, 2008	1,284,012	$14.68
Options granted during the period	218,904	$16.97

Balances, December 31, 2009	1,502,916	$15.01
Options granted during the period	151,687	$28.26
Options exercised during the period	(364,046)	$15.41
Options forfeited during the period	(32,475)	$14.49

Balances, December 31, 2010	1,258,082	$16.51

Options exercisable at December 31, 2010	218,202	$15.63

Options vested and expected to vest at December 31, 2010	1,211,087	$16.39

	Restricted share units	Weighted average grant date fair value
Balances, December 31, 2007	1,042,962	$14.12
Share units granted during the period	251,418	$4.31
Share units vested during the period	(100)	$14.12
Share units forfeited during the period	(12,140)	$14.12

Balances, December 31, 2008	1,282,140	$12.20
Share units granted during the period	220,397	$14.09
Share units vested during the period	(156,031)	$14.11

Balances, December 31, 2009	1,346,506	$12.28
Share units granted during the period	152,687	$25.62
Share units vested during the period	(193,241)	$12.20
Share units forfeited during the period	(40,056)	$12.04

Balances, December 31, 2010	1,265,896	$13.90

Share units outstanding and expected to vest at December 31, 2010	1,184,597	$14.06

The estimated weighted average grant date fair value of share options granted during 2010, 2009 and 2008 was  $9.82,  $4.69 and  $0.60 per share, respectively. As of December 31, 2010,  $12,967 of total compensation cost related to non-vested share option and restricted share unit awards not yet recognized is expected to be recognized over a weighted average period of 2.31 years. The aggregate intrinsic value of all options exercisable and outstanding, which represents the total pre-tax intrinsic value, based on the Company’s closing common share price of  $28.49 per share as of December 31, 2010 was  $2,806. The aggregate intrinsic value is calculated as the difference between the exercise prices of the Company’s share options that were in-the-money and the market value of the common shares that would have been issued if those share options were exercised as of December 31, 2010.

The following table summarizes information about share options exercisable and outstanding at December 31, 2010:

	Share options exercisable		Share options outstanding
	Number of shares (in thousands)	Weighted average exercise price	Number of shares (in thousands)	Weighted average exercise price
Range of per-share exercise prices
$7.10 - $7.10	19,686	$7.10	198,264	$7.10
$14.01 - $14.01	1,728	14.01	3,456	14.01
$16.50 - $16.50	196,788	16.50	694,371	16.50
$16.97 - $16.97	—	—	210,304	16.97
$28.26 - $28.26	—	—	151,687	28.26

	218,202	$15.63	1,258,082	$16.51

The weighted average contractual life of options exercisable and outstanding as of December 31, 2010 was 6.9 years and 7.7 years, respectively.

The fair value of each share option granted under the 2007 Plan was estimated on the date of grant using the Black-Scholes option pricing model for the years ended December 31, 2010, 2009 and 2008 with the following assumptions:

	2010	2009	2008
Risk-free interest rates	2.0%	2.6%	2.5%
Expected terms (in years)	6.3	6.3	6.3
Expected common share price volatilities	50.1%	46.0%	35.3%
Expected dividends	3.8%	5.4%	13.0%
Expected forfeitures	5.0%	5.0%	5.0%

The risk-free interest rate is based on the implied yield on a U.S. Treasury zero-coupon issue with a remaining term equal to the expected term of the share option life. The short-cut method is used to calculate the expected term because the Company does not have historical information to calculate the expected terms. The expected common share price volatility for the 2007 Plan is based on the historical volatility of publicly traded companies within the Company’s industry. The dividend yield reflects the estimated future yield on the date of grant. The Company only recognizes expense for share-based awards that are ultimately expected to vest. The forfeiture rate is based on the Company’s estimate of share options that are expected to cancel prior to vesting.

Dividend	12 Months Ended
Dec. 31, 2010
Dividend
(14)	Dividend

On February 8, 2011, the Company’s board of directors approved and declared a quarterly cash dividend of  $0.29 per share on the Company’s issued and outstanding common shares, payable on March 1, 2011 to shareholders of record as of February 22, 2011.

SCHEDULE I	12 Months Ended
Dec. 31, 2010
SCHEDULE I

TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES

SCHEDULE I—CONDENSED BALANCE SHEETS

Parent Company Information

December 31, 2010 and 2009

(All currency expressed in United States dollars in thousands)

	2010	2009
Assets
Current assets:
Cash and cash equivalents	$2,133	$1,807
Prepaid expenses	266	298
Due from affiliates, net	728	776
Other assets	165	—

Total current assets	3,292	2,881
Investments in subsidiaries	581,369	498,344
Other assets	—	4

Total assets	$584,661	$501,229

Liabilities and Shareholders’ Equity
Current liabilities:
Accrued expenses	$779	$916

Total current liabilities	779	916

Shareholders’ equity:
Common shares	483	478
Additional paid-in capital	181,602	170,497
Accumulated other comprehensive loss	(52)	(111)
Retained earnings	401,849	329,449

Total shareholders’ equity	583,882	500,313

Total liabilities and shareholders’ equity	$584,661	$501,229

TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES

SCHEDULE I—CONDENSED STATEMENTS OF INCOME

Parent Company Information

Years Ended December 31, 2010, 2009 and 2008

(All currency expressed in United States dollars in thousands)

	2010	2009	2008
Operating expenses:
General and administrative expense	$2,818	$2,765	$2,598

Total operating expenses	2,818	2,765	2,598

Loss from operations	(2,818)	(2,765)	(2,598)

Other income:
Equity in net income of subsidiaries	122,846	93,459	87,780
Interest income	—	—	41
Other income	3	93	18

Net other income	122,849	93,552	87,839

Income before income tax	120,031	90,787	85,241
Income tax expense	—	(11)	—

Net income	$120,031	$90,776	$85,241

TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES

SCHEDULE I—CONDENSED STATEMENTS OF CASH FLOWS

Parent Company Information

Years ended December 31, 2010, 2009 and 2008

(All currency expressed in United States dollars in thousands)

	2010	2009	2008
Cash flows from operating activities:
Net income	$120,031	$90,776	$85,241

Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of subsidiaries	(122,846)	(93,459)	(87,780)
Distributions received from subsidiaries	40,500	43,600	55,000
Share-based compensation	5,457	3,493	3,022
Decrease (increase) in:
Accounts receivable, net	(165)	—	—
Prepaid expenses	32	(250)	450
Other assets	4	(4)	—
Increase (decrease) in:
Accrued expenses	483	59	111

Total adjustments	(76,535)	(46,561)	(29,197)

Net cash provided by operating activities	43,496	44,215	56,044

Cash flows from investing activities:
(Increase) decrease in investments in subsidiaries, net	(679)	625	803

Net cash (used in) provided by investing activities	(679)	625	803

Cash flows from financing activities:
Issuance of common shares upon exercise of share options	5,033	—	—
Initial public offering costs	—	—	(31)
Repayments of notes receivable from shareholders	—	—	432
Dividends paid	(47,631)	(43,940)	(42,368)
Due to (from) affiliates, net	48	155	(14,166)

Net cash used in financing activities	(42,550)	(43,785)	(56,133)

Effect of exchange rate changes	59	113	(803)

Net increase (decrease) in cash and cash equivalents	326	1,168	(89)

Cash and cash equivalents, beginning of the year	1,807	639	728

Cash and cash equivalents, end of the year	$2,133	$1,807	$639

Schedule II	12 Months Ended
Dec. 31, 2010
Schedule II

Schedule II

TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES

Valuation Accounts

Years ended December 31, 2010, 2009 and 2008

(All currency expressed in United States dollars in thousands)

	Balance at Beginning of Period	Additions Charged to Expense	Additions/ (Deductions)	Balance at End of Period
December 31, 2008
Accounts receivable, allowance for doubtful accounts	$3,160	$3,663	$(968)	$5,855

December 31, 2009
Accounts receivable, allowance for doubtful accounts	$5,855	$3,304	$(812)	$8,347

December 31, 2010
Accounts receivable, allowance for doubtful accounts	$8,347	$145	$161	$8,653